SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      Abigail Adams National Bancorp, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

May 19, 2000



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006 at 3:00 p.m., (local time) on June 20, 2000.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company.

The Board of Directors of the Company has determined that the matter to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,

/s/ Jeanne D. Hubbard

------------------
Jeanne D. Hubbard
Chairwoman of the Board
President and Chief Executive Officer

                      Abigail Adams National Bancorp, Inc.
                               1627 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 466-4090

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 20, 2000

     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. (the "Company") will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on June 20, 2000 at 3:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

          1. The election of Directors to the Board of Directors of the Company;
          2. The ratification of Keller Bruner & Co., LLP as auditors for the year ending December 31, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposal at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 25, 2000 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors

                                           /s/ Karen E. Schafke

                                           Karen E.  Schafke
                                           Secretary


Washington, D.C.
May 19, 2000

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                               1627 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 466-4090


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 20, 2000
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on June 20, 2000 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about May 19, 2000.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Karen E. Schafke at the address of the Company shown above. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 25,2000 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,086,753 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.


                                                          Amount of Shares
                                                          Owned and Nature                 Percent of Shares
         Name and Address of                                of Beneficial                   of Common Stock
          Beneficial Owner                                    Ownership                       Outstanding
       ----------------------                            -------------------               -------------------

     Shirley A. Reynolds                                      431,868  (1)(2)                      20.9%
     1130 13th Avenue
     Huntington, WV 25701

     Barbara W. Beymer                                         48,750  (1)                          2.4%
     214 North Boulevard West
     Huntington, WV 25701

     Deborah P. Wright                                        101,250  (3)                          4.9%
     1517 North Boulevard West
     Flatwoods, KY 41139

     Thomas W. Wright                                          26,250  (1), (3)                     1.3%
     1517 North Boulevard West
     Flatwoods, KY  41139

     Kathleen Walsh Carr                                        3,542  (4)(10)                      *

     George Cook                                               2,067   (11)                         *

     Jeanne D. Hubbard                                         10,071  (1)(5)(9)(10)                *

     Marshall T. Reynolds                                     283,216  (1)(2)(6)(9)(11)            13.7%

     Robert L. Shell, Jr.                                      83,946  (1)(5)(7)(8)(9)(11)          4.0%

     Marianne Steiner                                             917  (11)                         *

     Joseph L. Williams                                         1,317  (11)                         *

     Bonita A. Wilson                                             417  (11)                         *

     All directors and executive officers
     as a group (8) persons                                   385,493                              18.2%

----------------------
*Less than 1%
(1)  Based upon  Amendment No. 4 to Schedule 13D dated March 11, 1998,  Marshall
     T. Reynolds, Shirley A. Reynolds, Robert L. Shell, Jr., Robert H. Breymer, Thomas W. Wright, Deborah P. Wright and Jeanne D. Hubbard
(2) Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 244,368 shares owned jointly. An additional 37,500 shares are held by a dependent child.
(3) Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 26,250 shares owned jointly.
(4)  Includes options to acquire 1,250 shares of Common Stock.
(5) Includes options to purchase 289 shares granted to Ms. Hubbard and Mr. Shell under the Directors Stock Option Plan. See "Executive Compensation--Directors Stock Option Plan."
(6) Includes options to purchase 191 shares granted to Mr. Reynolds under the Directors Stock Option Plan. See "Executive Compensation--Directors Stock Option Plan."
(7)  Mr. Shell's shares include 7,500 shares transferred by gift to his wife.
(8) Robert L. Shell, Jr. shares voting and dispositive power with respect to 25,000 shares owned jointly with his wife, Lena Ji Shell.
(9) Includes options to purchase 990 shares granted to each director under the 1996 Directors Stock Option Plan. (10) Includes vested options to purchase 1,167 shares granted under the 2000 Stock Option Plan. (11) Includes vested options to purchase 167 shares granted under the 2000 Stock Option Plan.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Company's Board of Directors is currently composed of eight members. The Company's bylaws provide that all Directors are elected annually.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                Name                          Age                    Positions Held                   Since
     --------------------------         -------------         --------------------------            ----------

                                                      NOMINEES

     Kathleen Walsh Carr                      53          President & Chief Executive Officer         1998
                                                                The Adams National Bank
     George Cook                              66                       Director                       1998
     Jeanne D. Hubbard                        51                 Chairwoman, President                1995
                                                               & Chief Executive Officer
                                                                Abigail Adams National
                                                                     Bancorp, Inc.
     Marshall T. Reynolds                     63                       Director                       1995
     Robert L. Shell, Jr.                     56                       Director                       1995
     Marianne Steiner                         45                       Director                       1998
     Joseph L. Williams                       55                       Director                       1998
     Bonita A. Wilson                         56                       Director                       1998

     The principal occupation during the past five years of each director of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Kathleen Walsh Carr has been the President, Chief Executive Officer, Director of The Adams National Bank and Director of the Company since 1998. Previously she served as Senior Vice President and Chief Lending Officer of the Bank from 1997. Ms. Carr has over 25 years of commercial banking experience with most of her professional career spent in the areas of commercial lending. Prior to joining The Adams National Bank in 1997, Ms. Carr was Senior Vice President of NationsBank. Ms. Carr is a Member of the Board of Directors of Royco, Inc. She is also a member of the Board of Washington Trustees of the Federal City Council, the Greater Washington Board of Trade, the Board of Managers, and the Board of Governors for the Washington Home and Hospice, and the Advisory Board of So Others Might Eat, Inc.

     A. George Cook is the Principal of George Cook & Co., Distinguished Fellow of the Institute of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is a member of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Research Council and member and past Chairman of the Board of the National Parking Association. He is a former Chair of the National Policy Council, Past Board Member of the Girl Scouts of the USA, former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia, former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board.

     Jeanne Delaney Hubbard has been a Director of the Company and the Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998 and Chairwoman of the Bank since 1998. Ms. Hubbard is the Director of Risk Management for Premier Financial Bancorp, Inc., Georgetown, Kentucky and a member of its Board of Directors. She is also a Director of Summit State Bank, Ronhert Park, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is active with the River Cities United Way, most recently serving on the Citizens Review Panel, a past president of the C-K Rotary Club and former volunteer with Junior Achievement at C-K High School. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.

     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in 1996. In addition, Mr. Reynolds became Chairman of the Board of First Guaranty Bank during 1996. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Clubs of Huntington. Mr. Reynolds has been a Director of the Company and the Bank since November 1995.

     Robert L. Shell, Jr. is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell has been a Director of First Guaranty Bank, Hammond, Louisiana since 1993; of First State Bancorp, Inc. since February 1994; and of First Sentry Bank, Huntington, West Virginia since 1996. Mr. Shell is a Board Member of the Huntington Boys and Girls Club, the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges. Mr. Shell was formerly the Chairman of the Marshall Artists Series. Mr. Shell has been a Director of the Company and the Bank since October 1995.

     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving MCI Communications Corporation as Director of Marketing. Ms. Steiner holds a joint M.E. and M.S. degree from the Harvard Business School and Graduate School of Arts and Sciences in Information Sciences and Applied Mathematics, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner serves as a Trustee and Member of the Governing Board of Beauvoir School.

     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a Director of the Huntington Industrial Corporation, unlimited Futures, Inc. (A small business incubator), and the West Virginia Capital Corporation. Mr. Williams is a Member of the National Advisory Council of the United States Small Business Administration, the Huntington Municipal Development Authority and is Treasurer of the Huntington Museum of Art. Mr. Williams is a former Mayor and City Councilman of the City of Huntington. Mr. Williams is a graduate of Marshall University and a Member of the Executive Committee of its College of Business Advisory Board.

     Bonita A. Wilson owns and operates her own retail business and is a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinkles, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997. Ms. Wilson attended the State University of New York at New Paltz. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management and is President of the Lower Eastern Shore Heritage Committee.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. No such disclosure is required with respect to the Company's officers and directors.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 1999, the Board of Directors of the Company held 11 regular meetings. During the year ended December 31, 1999, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

     The Personnel Committee of the Company meets periodically to review the performance of officers and employees and determine compensation programs and adjustments, as well as nominations to the Board of Directors. It is currently comprised of Directors Reynolds, Shell, and Williams. The Personnel Committee met one time during the year ended December 31, 1999.

     The Audit/Compliance Committee currently consists of Directors Shannon, Miller, Williams and Hecht. This committee meets on a quarterly basis with the independent external and internal auditors and the Company's compliance officer to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Audit/Compliance Committee also meets with the Company's independent auditors. The Audit/Compliance Committee met four times during the year ended December 31, 1999.

     During 1999, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth the cash compensation paid by the Bank for services during the year ended December 31, 1999 to each of the Company's and Bank's Chief Executive Officer. Ms. Hubbard and Ms. Carr became the Chief Executive Officer of the Company and Bank, respectively, in 1999 and consequently no compensation information is provided for the prior two fiscal years. Other than Ms. Carr, no person made in excess of $100,000 during the year ended December 31, 1999.

                                SUMMARY COMPENSATION TABLE
                                                                                     Long Term
                                                                                   Compensation
                                                      Annual Compensation             Awards
                                                 ------------------------------   -----------------
                                                                                    Securities      All Other(1)(2)
                                      Year          Salary          Bonus/Other   Underlying Options  Compensation
                                     ------      ----------       -------------   ------------------  -------------

Jeanne D. Hubbard                     1999       $ 37,937         $      --         $1,279 (1)        $     --
Chairwoman of the Board, President    1998       $ 60,603         $      --         $1,279 (1)        $     --
and Chief Executive Officer of the
Company

Kathleen W. Carr                      1999       $145,589         $      --         $1,250 (2)        $     --
President and Chief Executive Officer 1998       $125,399         $      --         $1,250 (2)        $     --
of the Bank
------------------------------

(1) Represents options to purchase shares granted under the Directors Stock Option Plan.
(2) Represents options to purchase shares granted under the 1996 Employee Incentive Stock Option Plan.

Non-Qualified Stock Option Plan

     No options have been granted to date under the Company's Non-Qualified Stock Option Plan (the "Plan"). A total of 112,500 shares of the Company's Common Stock are authorized for issuance under the Plan, in which officers of the Company and the Bank who have been employed for a least one year are eligible to participate. The option exercise price of any options granted under the Plan will equal 100% of the book value of the shares as of the date of grant. Any options granted under the Plan will become exercisable on a cumulative basis at a rate of 25% per year during the period of four years after the grant; provided, however that the first 25% will not become exercisable until the expiration of six months after the date of the grant.

Employee Incentive Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a qualified Employee Incentive Stock Option Plan (the "Employee Plan"). A total of 12,483 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which key employees of the company and the Bank are eligible to participate. On January 23, 1996, all such options were granted at an exercise price of 100% of fair market value at the date of grant, or $6.34. Options granted under the Employee Plan are immediately exercisable and expire not later than ten years following the date of grant.

1996 Employee Incentive Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a qualified 1996 Employee Incentive Stock Option Plan covering key employees (the "1996 Employee Plan"). A total of 17,740 shares of the Company's Common Stock are authorized for issuance under the 1996 Employee Plan, in which key employees of the Company and the Bank are eligible to participate. On November 19, 1996, 15,859 options were granted at an exercise price of 100% of fair market value, or $8.59. On January 21, 1997, 1,250 options were granted at an exercise price of 100% of fair market value, or $9.37. On February 18, 1997, 631 options were granted at an exercise price of 100% of fair market value, or $9.46. Options granted under the 1996 Employee Plan are fully vested. Options under the 1996 Employee Plan expire not later than ten years after the date of grant.

Directors Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "Directors Plan"). A total of 8,036 shares of the Company's Common Stock are authorized for issuance under the Directors Plan. On January 23, 1996, all such options were granted at an exercise price of 85% of fair market value at the date of grant, or $5.39. However, in the event of death or disability, options expire after one year.

1996 Directors Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "1996 Directors Plan"). A total of 9,900 shares of the Company's Common Stock are authorized for issuance under the 1996 Directors Plan. On November 19, 1996, all such options were granted at an exercise price of 85% of fair market value, or $7.30. Options expire after ten years from the date of grant, or immediately upon leaving the Board. However, in the event of death or disability, options expire after two years.

2000 Stock Option Plan

     On February 15, 2000, the Board of Directors of the Company approved a non-statutory stock option plan (the "Stock Option Plan") to non-employee directors and key employees. A total of 20,000 shares of the Company's Common Stock are authorized for issuance under the Stock Option Plan. All such options were granted at 90% of fair market value at the date of grant, or $7.88. The options vest in three equal installments, with the first installment becoming exercisable on February 15, 2000, and succeeding installments on each February 15 thereafter. Options expire after ten years from the date of grant or after two years upon leaving the Company or Board.

                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

==========================================================================================================================
                                                                          Number of Securities
                             Shares Acquired                             Underlying Unexercised   Value of Unexercised In-
         Name                 Upon Exercise         Value Realized(1)       Options at Fiscal      The-Money Options at
                                                                                Year-End            Fiscal Year-End(2)
                                                                         ----------------------   ------------------------
                                                                              Exercisable/             Exercisable/
                                                                              Unexercisable            Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Jeanne D. Hubbard                  N/A                     N/A                   1,279/--                $2,353/--
Kathleen W. Carr                   N/A                     N/A                   1,250/--                 $831/--
--------------------------------------------------------------------------------------------------------------------------

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq Small Cap Market at the time of the exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1999, at which date the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market was $10.125.

Employee Stock Ownership Plan with 401(k) Provisions

     On April 6, 1996, the Company's and the Bank's Board of Directors adopted an employee stock ownership plan with 401(k) provisions ("ESOP"). The ESOP was amended effective as of January 1, 1999 to modify certain vesting provisions. The ESOP replaced the Bank's former 401(k) Plan. Employees of the Bank who are at least 21 years of age and who have completed one year of service are eligible to participate. The Company submitted an application to the Internal Revenue Service for a letter of determination as to the tax-qualified status of the ESOP, and received a favorable letter of determination. The ESOP may be amended or terminated at any time by the Bank. The ESOP is to be funded by contributions made by the Bank in cash or shares of the Company's Common Stock. On July 17, 1996, the ESOP borrowed $218,750 in funds from the Company which was an amount sufficient to purchase 31,250 shares of Common Stock. This loan is secured by the shares of Common Stock purchased and earnings thereon. Shares purchased with such loan proceeds will be held in a suspense account for allocation, as the loan is repaid, among participants who are eligible to share in the Bank's contribution for the year. Dividends paid on allocated shares may be paid to participants or used to repay the ESOP loan. Dividends on unallocated shares are expected to be used to repay the ESOP loan.

     Participants may elect to contribute a percentage of their salary, which amount may not be less than 1% nor more than 15% of the participant's annual salary up to $10,000 for 1997. In addition, the Bank may make a discretionary matching contribution equal to one-half of the percentage of the amount of the salary reduction elected by each participant (up to a maximum of 3%), which percentage will be determined each year by the Bank, and an additional discretionary contribution determined each year by the Bank. Contributions by the Bank and shares released from the suspense account will be allocated among participants on the basis of their annual wages subject to federal income tax withholding, plus amounts withheld under certain qualified plans. Each participant is immediately vested in his or her contributions, the Bank's matching contributions and the Bank's initial discretionary contribution made during 1996. Each participant will begin to vest in his or her interest in the Bank's future discretionary contributions to the ESOP after one year of service and will be fully vested upon three years or service. Benefits are payable upon a participant's retirement, death, disability or separation from service, in a single lump-sum payment or in installments. Distributions at retirement will be in the form of cash or shares of Common Stock or both. In addition, the participant or beneficiary has certain put rights in the event that the Common Stock distributed cannot be readily sold.

   The Trustee of the ESOP will vote all shares of Common Stock held by it as part of the ESOP assets, provided that a participant or beneficiary will be entitled to direct the Trustee as to the manner in which voting rights are to be exercised, with respect to shares of Common Stock allocated to the participant, in connection with certain corporate transactions as described in the ESOP.

     During 1999, the Company made matching cash contributions to the ESOP of $36,600. No discretionary contributions were made during 1999.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     On September 30, 1999, the Board of Directors determined to change their outside accounting firm to Keller Bruner & Co., LLP from Arthur Andersen, LLP. During each of the past two years, the opinion of Arthur Andersen, LP did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or principles. During the preceding two years, the Bank had no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Keller Bruner & Co., LLP conducted the Bank's 1999 fiscal year audit.

     The Board of Directors of the Bank has approved the engagement of Keller Bruner & Co., LLP to be the Bank's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Bank's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of Keller Bruner & Co., LLP for the Bank's fiscal year ending December 31, 2000. A representative of Keller Bruner & Co., LLP is expected to attend the Meeting, will have an opportunity to make a statement and to answer questions.

     In order to ratify the selection of Keller Bruner & Co., LLP as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Keller Bruner & Co., LLP as auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                    TRANSACTIONS WITH CERTAIN RELATED PERSONS
--------------------------------------------------------------------------------

     The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. During the year ended December 31, 1999, the Bank had no loans outstanding to directors or executive officers which were made on preferential terms.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, D.C. 20006, no later than January 20, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of the Company do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to the Secretary of the Company no later than 45 days before the mailing of the Proxy Statement, or by April 4, 2000. The notice must include the stockholder's name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 15, 2001 and the Proxy Statement is mailed on April 16, 2001, advance notice of business to be brought, or nominations must be brought no later than March 2, 2001.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, D.C. 20006.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Karen E. Schafke

                                              Karen E.  Schafke
                                              Secretary

                                 REVOCABLE PROXY

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 20, 2000

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006 at 3:00 p.m.(local time) on June 20, 2000. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                              FOR       WITHHELD
                                                              ---       --------
1. The election as directors of all nominees listed below
   (except as marked to the contrary below)
                                                              [_]          [_]
    Kathleen Walsh Carr
    George Cook
    Jeanne D. Hubbard
    Marshall T. Reynolds
    Robert L. Shell, Jr.
    Marianne Steiner
    Joseph L. Williams
    Bonita A. Wilson


    INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.


    ------------------------

    ------------------------



2.  Ratification of Keller Bruner & Co., LLP as       FOR     AGAINST    ABSTAIN
    independent auditors for the year ended           ---     -------    -------
    December 31, 2000.
                                                      [_]       [_]         [_]

    The Board of Directors recommends a vote "FOR" each of the listed proposals.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated May 19, 2000.


Dated: _________________, 2000                                  |_|
             Check Box if You Plan
             to Attend Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------